MSSTKPZ
                                  SUPPLEMENT
                             to the Prospectus of
              Franklin Mutual Series Fund Inc. - Class Z Shares
                              Dated May 1, 1997

Some of the features described in the Prospectus under "About Your Account" will become available beginning May 27, 1997. Between May 1, 1997, and May 27, 1997, the following procedures apply, which are different from those described in the Prospectus. Please follow the procedures described below until May 27, 1997. After May 27, 1997, you may disregard this supplement.

1. Redemptions
Telephone redemptions will not be available until May 27, 1997.
2. Exchanges
Telephone exchanges among the Funds and between a Fund and other Franklin Templeton Funds will not be available until May 27, 1997.
3. Electronic Instructions
Electronic instructions processed through the services of the NSCC will not be available until May 27, 1997.
4. Transfer Agent and Fund Addresses
Please mail new account applications, redemption requests and all other correspondence to:
  Franklin Mutual Series Fund Inc.
  c/o PFPC Inc.
  P.O. Box 8901
  Wilmington, DE 19899-8901
Please mail additional investments for existing accounts to:
  Franklin Mutual Series Fund Inc.
  c/o PFPC Inc.
  P.O. Box 8906
  Wilmington, DE 19899-8906
All mail sent by any overnight carrier or priority mail should be addressed to:
  Franklin Mutual Series Fund Inc.
  c/o PFPC Inc.
  400 Bellevue Parkway - Suite 108
  Wilmington, DE 19809-3710